EXHIBIT 99.1

Contact: Cathy Kruse

Telephone: 701-572-2020 Ext. 1

cathy@georesourcesinc.com

FOR IMMEDIATE RELEASE

GeoResources, Inc. Announces Postponement of 2012 Annual Meeting

Houston, Texas, May 7, 2012 – GeoResources, Inc. (NASDAQ: GEOI), today announced that its Board of Directors determined to postpone the 2012 Annual Meeting of Shareholders because of the pendency of the merger and associated transactions contemplated under the Agreement and Plan of Merger dated April 24, 2012, by and among, GeoResources, Halcón Resources Corporation (“Halcón”), Leopard Sub I, Inc., a Colorado corporation and wholly owned subsidiary of Halcón, Leopard Sub II, LLC, a Delaware limited liability Registrant and wholly owned subsidiary of Halcón. The Annual Meeting was originally scheduled for June 6, 2012.

At a later date GeoResources will provide information related to a rescheduled meeting.

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, estimates of reserve and production volumes and the anticipated timing for closing the proposed merger. Forward-looking statements are based on current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to: the possibility that the companies may be unable to obtain shareholder or other approvals required for the transaction or satisfy the other conditions to closing; that problems may arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters); uncertainties as to the availability and cost of financing; fluctuations in oil and gas prices; inability to integrate and realize expected value from acquisitions on a timely basis, inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change or governmental approvals may be delayed or withheld. GeoResources’ annual report on Form 10-K (as amended by Amendment No. 1 on Form 10-K/A) for the year ended December 31, 2011 and Halcón’s annual report on Form 10-K for the year ended December 31, 2011, recent current reports on Form 8-K, and other Securities and Exchange Commission filings discuss some of the important risk factors identified that may affect the business, results of operations and financial condition. GeoResources and Halcón undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Additional Information About the Transaction

GeoResources and Halcón intend to file materials relating to the transaction with the SEC, including a registration statement of Halcón, which will include a prospectus of Halcón and a joint proxy statement of GeoResources and Halcón. The definitive joint proxy statement/prospectus will be mailed to shareholders of GeoResources and Halcón. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEORESOURCES, HALCÓN AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by GeoResources can be obtained free of charge from GeoResources’ website at www.georesourcesinc.com. The documents filed with the SEC by Halcón can be obtained free of charge from Halcón’s website at www.halconresources.com.

Participants in Solicitation

GeoResources, Halcón and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of GeoResources and Halcón in respect of the proposed transaction. Information regarding GeoResources’ directors and executive officers is available in its Amendment No. 1 on Form 10-K/A to its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on April 30, 2012, and information regarding Halcón’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 5, 2012, and its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 12, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Contacts:

GeoResources, Inc.:

Quentin Hicks

Director of Acquisitions and Financial Planning

Telephone: (281) 377-9716

Halcón Resources Corporation:

Scott M. Zuehlke

Director of Investor Relations

Telephone: (832) 538-0314